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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 2, 2003




                     ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
              (Exact name of registrant as specified in is charter)


         Colorado                     0-14749                    84-0910696
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)




                                265 Turner Drive
                             Durango, Colorado 81303
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (970) 259-0554

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The Company has issued a press release for the three months ending May
31, 2003. The press release includes amounts determined in accordance with Generally Accepted Accounting Principles (GAAP) as well as some amounts which were not determined in accordance with GAAP. Non-GAAP measures include Earnings
Before Interest, Taxes, Depreciation and Amortization (EBITDA).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Item              Exhibit
                  ----              -------

                  99.1              Press Release, dated July 2, 2003.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.



Date: July 2, 2003                  By: /s/ Bryan J. Merryman
                                        ----------------------------------------
                                         Bryan J. Merryman, Chief Operating
                                         Officer, Chief Financial Officer,
                                         Treasurer and Director


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                                INDEX TO EXHIBITS

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
ITEM
NUMBER                                  EXHIBIT
------                                  -------
99.1                      Press Release, dated July 2, 2003